Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Leonard Livschitz, Chief Executive Officer of Grid Dynamics Holdings, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The quarterly report on Form 10-Q for the Company for the quarter ended September 30, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 5, 2020	By:	/s/ Leonard Livschitz
	Name:	Leonard Livschitz
	Title:	Chief Executive Officer and Director
(Principal Executive Officer)